SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GEN CIGAR HLDG INC A

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                11/18/98            6,000             9.9038
               THE GABELLI SMALL CAP GROWTH FUND
                                11/23/98            9,500            10.4007
                                11/09/98           16,500             9.0424
               THE GABELLI ASSET FUND
                                11/20/98            5,000            10.4650
               THE GABELLI CAPITAL ASSET FUND
                                11/24/98            1,200            10.4250
                                11/23/98            5,800            10.5198
          GAMCO INVESTORS, INC.
                                11/25/98           17,100            10.2500
                                11/24/98              700            10.2500
                                11/24/98           20,000            10.2500
                                11/20/98            3,800            10.2500
                                11/19/98            2,700            10.2500
                                11/19/98            2,500            10.6250
                                11/18/98            2,500             9.8875
                                11/18/98            5,700            10.1086
                                11/13/98            7,000             9.5732
                                11/12/98            3,000             9.5729
                                11/11/98            4,000             9.4375
                                11/10/98            5,000             9.3333
                                11/10/98           10,000             9.3333
                                11/09/98            5,000             8.9561
                                11/09/98           19,500             8.9561







          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.